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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) May 18, 1999
                                                         ------------

                             FULTON BANCORP, INC.
                             --------------------
            (Exact Name of Registrant as Specified in Its Charter)

      Delaware                           0-21273               43-1754577
      --------                           -------               ----------
(State or other Jurisdiction of        (Commission           (IRS Employer
Incorporation or Organization           File Number)         Identification No.)

                   410 Market Street, Fulton, Missouri  65251
                   ------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (573) 642-6617
                                 --------------
             (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
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      On May  18,  1999,  Fulton  Bancorp,  Inc.  ("Fulton"),  entered  into  an
Agreement and Plan of Merger (the "Merger Agreement") with Central Bancompany, Inc. ("Central"). The Merger Agreement is filed as Exhibit 2.1 hereto and is
incorporated  herein  by  reference.   The  Merger  Agreement  provides  that  a
wholly-owned subsidiary of Central will be merged with and into Fulton, with Fulton being the surviving entity (the "Merger") and becoming a wholly-owned subsidiary of Central. Immediately following the consummation of the Merger, Fulton Savings Bank, F.S.B., a federally chartered savings association and wholly-owned subsidiary of Fulton, will merge with and into The Central Trust Bank, a trust company organized under the laws of the State of Missouri and a subsidiary of Central.

      Pursuant to the terms of the Merger Agreement, each share of Fulton common stock, par value $.01 per share, issued and outstanding at the Effective Time of the Merger, shall become and be converted into the right to receive $19.15 in cash.

      Consummation of the Merger is subject to various conditions, including the approval of the shareholders of Fulton and the receipt of all requisite regulatory approvals.

      The press release issued by Fulton with respect to the Merger is filed herewith as Exhibit 99.1.

      The summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such documents filed as an exhibit herewith and incorporated herein by reference.

ITEM 7(C).    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

Exhibit 2.1 Agreement and Plan of Merger, dated as of May 18, 1999, by and between Central Bancompany, Inc. and Fulton Bancorp, Inc.

Exhibit 99.1   Press Release issued by Fulton Bancorp, Inc. on May 18, 1999.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FULTON BANCORP, INC.



Dated:  May 21, 1999                By:   \s\ Kermit D. Gohring
                                          ------------------------------------
                                          Kermit D. Gohring
                                          President and Chief Executive Officer










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                                 EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Merger, dated as of May 18, 1999, by and between Central Bancompany, Inc. and Fulton Bancorp, Inc.

Exhibit 99.1   Press Release issued by Fulton Bancorp, Inc. on May 18, 1999.

















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